Schedule of government loans (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Financial Liabilities
SBA loan		$ 144
Western Development Canada loan		129
Total		273
Less current portion		(132)
Long-term portion of government loans		$ 141